       PROSPECTUS SUPPLEMENT                   This Prospectus Supplement, filed
       FOR THE PERIOD ENDING                   pursuant to Rule 424(b)(3),
       NOVEMBER 30, 2000 TO                    relates to Registration Statement
       PROSPECTUS DATED                        33-71504-01 and the Prospectus
       NOVEMBER 16, 1993                       dated November 16, 1993



                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2000



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                             0-23108                            Not Applicable
--------                                             -------                            --------------
(State of                                            (Commission                        (IRS Employer
organization)                                        File Number)                       Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7434




                                       n/a
                 ----------------------------------------------
                 (Former address, if changed since last report)


                                  Page 1 of 203
                         Index to Exhibits is on page 9

Item 5. Other Events


A)       Series 1993-3:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B)       Series 1994-2:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C)       Series 1995-1:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1995-1, which is attached as Exhibit 20(c) hereto.

D)       Series 1995-3:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1995-3, which is attached as Exhibit 20(d) hereto.

E)       Series 1996-1:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1996-1, which is attached as Exhibit 20(e) hereto.

F)       Series 1996-2:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1996-2, which is attached as Exhibit 20(f) hereto.

G)       Series 1996-3:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1996-3, which is attached as Exhibit 20(g) hereto.

H)       Series 1996-4:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1996-4, which is attached as Exhibit 20(h) hereto.

I)       Series 1997-1:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1997-1, which is attached as Exhibit 20(i) hereto.

J)       Series 1997-2:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1997-2, which is attached as Exhibit 20(j) hereto.

K)       Series 1997-3:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1997-3, which is attached as Exhibit 20(k) hereto.

L)       Series 1998-1:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1998-1, which is attached as Exhibit 20(l) hereto.

M)       Series 1998-2:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1998-2, which is attached as Exhibit 20(m) hereto.

N)       Series 1998-3:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1998-3, which is attached as Exhibit 20(n) hereto.

O)       Series 1998-4:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1998-4, which is attached as Exhibit 20(o) hereto.

P)       Series 1998-6:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1998-6, which is attached as Exhibit 20(p) hereto.

Q)       Series 1998-7:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1998-7, which is attached as Exhibit 20(q) hereto.

R)       Series 1999-1:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1999-1, which is attached as Exhibit 20(r) hereto.

S)       Series 1999-2:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1999-2, which is attached as Exhibit 20(s) hereto.

T)       Series 1999-3:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1999-3, which is attached as Exhibit 20(t) hereto.

U)       Series 1999-4:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1999-4, which is attached as Exhibit 20(u) hereto.

V)       Series 1999-5:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1999-5, which is attached as Exhibit 20(v) hereto.

W)       Series 1999-6:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 1999-6, which is attached as Exhibit 20(w) hereto.

X)       Series 2000-1:

On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 2000-1, which is attached as Exhibit 20(x) hereto.

Y)       Series 2000-2:

On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 2000-2, which is attached as Exhibit 20(y) hereto.

Z)       Series 2000-3:

On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 2000-3, which is attached as Exhibit 20(z) hereto.

AA)      Series 2000-4:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 2000-4, which is attached as Exhibit 20(aa) hereto.

AB)      Series 2000-A:
On December 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for November 2000 with respect to Series 2000-A, which is attached as Exhibit 20(ab) hereto. The information, provided in the Monthly Certificateholders' Statement, does not include the effects of the increase in Series 2000-A from $2,500,000,000 to $4,000,000,000, which became effective on December 1, 2000.

AC)      Series 2000-5:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 2000-5, which is attached as Exhibit 20(ac) hereto.

AD)      Series 2000-6:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 2000-6, which is attached as Exhibit 20(ad) hereto.

AE)      Series 2000-7:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 2000-7, which is attached as Exhibit 20(ae) hereto.

AF)      Series 2000-8:
On December 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for November 2000 with respect to Series 2000-8, which is attached as Exhibit 20(af) hereto

Item 7.  Financial Statements and Exhibits
c)       Exhibits

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1995-1.

20(d)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1995-3.

20(e)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1996-1.

20(f)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1996-2.

20(g)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1996-3.

20(h)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1996-4.

20(i)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1997-1.

20(j)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1997-2.

20(k)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1997-3.

20(l)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1998-1.

20(m)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1998-2.

20(n)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1998-3.

20(o)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1998-4.

20(p)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1998-6.

20(q)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1998-7.

20(r)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1999-1.

20(s)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1999-2.

20(t)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1999-3.

20(u)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1999-4.

20(v)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1999-5.

20(w)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 1999-6.

20(x)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-1.

20(y)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-2.

20(z)                      Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-3.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-4.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-A.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-5.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-6.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-7.

20(af)                     Monthly Certificateholders' Statement, related to the month ending
                           November 30, 2000, for Series 2000-8.

                                   SIGNATURES


    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               DISCOVER CARD MASTER TRUST I
                                       (Registrant)

                               By:  DISCOVER BANK
                                    (formerly Greenwood Trust
                                    Company) as originator of the Trust

                               By:
                                  -------------------------------------------
                                  Michael F. Rickert
                                  Vice President, Chief Accounting Officer,
                                  and Treasurer


Date:  December 15, 2000

                                  EXHIBIT INDEX

Exhibit No.                     Description
----------                      -----------
20(a)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1993-3.

20(b)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1994-2.

20(c)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1995-1.

20(d)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1995-3.

20(e)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1996-1.

20(f)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1996-2.

20(g)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1996-3.

20(h)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1996-4.

20(i)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1997-1.

20(j)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1997-2.

20(k)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1997-3.

20(l)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1998-1.

20(m)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1998-2.

20(n)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1998-3.

20(o)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1998-4.

20(p)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1998-6.

20(q)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1998-7.

20(r)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1999-1.

20(s)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1999-2.

20(t)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1999-3.

20(u)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1999-4.

20(v)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1999-5.

20(w)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 1999-6.

20(x)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-1.

20(y)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-2.

20(z)                           Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-3.

20(aa)                          Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-4.

20(ab)                          Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-A.

20(ac)                          Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-5.

20(ad)                          Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-6.

20(ae)                          Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-7.

20(af)                          Monthly Certificateholders' Statement, related to the month ending November 30, 2000, for Series 2000-8.